Very truly yours,
SunTrust Bank, as Administrative Agent and Lender
By:	/s/ DONALD THOMPSON Name: Title:
Wachovia Bank, as successor by merger to First Union National Bank, as Syndication Agent and Lender
By:	/s/ WILLIAM FOX Name: Title:
SouthTrust Bank, as Lender
By:	/s/ RONALD FONTENOT Name: Title:
Regions Bank, as Lender
By:	/s/ STEPHEN LEE Name: Title:
Israel Discount Bank, as Lender
By:	/s/ ROBERTO MUNOZ Name: Title:

2

Aaron Rents, Inc.
March 29, 2002

Branch Banking & Trust Co., as Lender
By:	/s/ PAUL MCLAUGHLIN Name: Title:
Agreed to and acknowledged by: AARON RENTS, INC.
By:	/s/ GILBERT L. DANIELSON Name: Title:
AARON RENTS, INC. PUERTO RICO
By:	/s/ GILBERT L. DANIELSON Name: Title:

3